1940 Act Registration No. 811-07414
                                             1933 Act Registration No. 033-56546
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20546
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

Pre-Effective Amendment No.                                           [   ]
Post-Effective Amendment No.                                          [ 13]
                                                                      -----
and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940                                      [X]
Amendment No.                                                          [18]
                                                                        ---


                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
               (Exact name of registrant as specified in Charter)

                      107 South Fair Oaks, Blvd., Suite 315
                           PASADENA, CALIFORNIA 91105
              (Address of Principle Executive Offices and Zip Code)

                                  626-844-1441
               (Registrant's Telephone Number including Area Code)


                            Stephen C. Schuyler, Esq.
                            Gemini Fund Services, LLC

                                150 Motor Parkway
                            Hauppauge, New York 11788
                     (Name and Address of Agent for Service)

                       Please send copy of communications
                                      to:


                             JoAnn M. Strasser, Esq.
                                Thompson Hine LLP
                               312 Walnut Street,
                                   Suite 1400
                             Cincinnati, Ohio 45202
                              513-352-6725 (phone)
                               513-241-4771 (fax)

                                  ------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
/ / immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ X / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(3)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                [LOGO]




                               Santa Barbara Group
                                 of Mutual Funds




                             The Bender Growth Fund
                               The Montecito Fund

                             The Santa Barbara Group
                              of Mutual Funds, Inc.

                      107 South Fair Oaks Blvd., Suite 315
                           Pasadena, California 91105
                                 1-800-723-8637


                             The Bender Growth Fund
                               The Montecito Fund




                                   PROSPECTUS



                                      DATED

                                 August 1, 2003






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS
THE BASICS ABOUT THE FUNDS ....................................................2
HOW HAVE THE FUNDS PERFORMED IN THE PAST? .....................................4
        Performance Bar Charts ................................................4
FEES AND EXPENSES .............................................................5
          Shareholder Fees ....................................................5
          Annual Fund Operating Expenses ......................................5
          Example .............................................................7
ADDITIONAL INFORMATION ABOUT RISKS ............................................7
          Convertible Security Risk ...........................................7
          Foreign Security Risk ...............................................7
          Debt Securities .....................................................7
          Temporary Defensive Positions .......................................7
ADDITIONAL INVESTMENT INFORMATION .............................................8
INVESTMENT ADVISORY SERVICES ..................................................8
          Fund Manager ........................................................8
          Investment Adviser ..................................................8
          Portfolio Managers ..................................................9
HOW TO BUY AND SELL SHARES ....................................................9
          Determination of Share Price ........................................9
          Variable Pricing System .............................................9
          Class A Shares .....................................................10
          Class C Shares .....................................................10
          Class Y Shares .....................................................11
          Factors to Consider When Choosing a Share Class ....................11
          Distribution Fees ..................................................11
          Minimum Investment Amounts .........................................12
          Opening and Adding To Your Account .................................12
          Purchase By Mail ...................................................12
          Wire Transfer Purchases ............................................13
          Purchases through Financial Service Organizations ..................13
          Automatic Investment Plan ..........................................13
          Telephone Purchases ................................................14
          Miscellaneous Purchase Information .................................14
          How To Sell (Redeem) Your Shares ...................................14
          By Mail ............................................................15
          Signature Guarantees ...............................................15
          By Telephone .......................................................15
          By Wire ............................................................16
          Redemption At The Option Of The Fund ...............................16
DIVIDENDS AND DISTRIBUTIONS ..................................................16
TAX CONSIDERATIONS ...........................................................16
FINANCIAL HIGHLIGHTS .........................................................18
PRIVACY STATEMENT ............................................................21
FOR MORE INFORMATION .................................................BACK COVER

                           THE BASICS ABOUT THE FUNDS

                             THE BENDER GROWTH FUND
------------------------------------------- ------------------------------------
THE FUND'S INVESTMENT    o long-term growth of capital.  Current income is not a
OBJECTIVE IS:              significant investment consideration and any such
                           income realized will be considered incidental to the Fund's investment objective.

THE FUND'S PRINCIPAL     o normally investing at least 80% of the Fund's total
INVESTMENT STRATEGIES      assets in US common stocks;
ARE:                     o investing in common stocks of companies without
                           regard to market capitalizations;

                         o investing in a limited number of equity securities of
                           companies that the Fund's portfolio managers believe show a high probability for superior growth;

                         o utilizing a proprietary research system to identify
                           sensitive sectors of the economy, then investing in companies within those sectors that have some or all of the following characteristics:
                         o a higher than average annual rate of earnings
                           growth on a sustained basis,
                         o a demonstrated potential for future higher than
                           average annual rate of earnings growth;
                         o investing in companies that have a demonstrated
                           history of long-term financial stability, including strong management history, improving operating margins, pricing flexibility, higher rates of return on equity, and positive cash flow; selling a stock when the Fund's portfolio managers decide that it no longer meets the investment criteria described above.


                         o GENERAL RISK - There is no assurance that the Fund
THE PRINCIPAL RISKS OF     can achieve its investment objective, since all
INVESTING IN THE FUND      investments are inherently subject to risks. The Fund
ARE:                       generally is appropriate for long-term investors who

                           understand the potential risks and rewards of investing in common stocks. When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund's investments will vary from day-to-day
                         o STOCK MARKET RISK -The stock market is subject to
                           significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for significant periods.
                         o COMPANY RISK - Because of changes in the financial
                           condition or prospects of specific companies, the individual stocks selected by the Fund's portfolio managers may decline in value, thereby causing the Fund to decline in value.
                         o SMALL-CAP RISK - The Fund invests in companies that
                           are considered to be small- cap (less than $3 billion in total market capitalization). Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth. Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.
                         o GROWTH RISK - The Fund invests in companies
                           considered to be growth-oriented companies. If the portfolio managers' perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

                               THE MONTECITO FUND

------------------------------------------- ------------------------------------
THE FUND'S INVESTMENT         o  long-term growth of capital.
OBJECTIVE IS:


THE FUND'S PRINCIPAL
INVESTMENT STRATEGIES ARE:       investing principally in US common stocks;
                              o  the portfolio managers use a proprietary
                                 investment model that allocates the Fund's portfolio among equity asset and style classes based on the model's assessment of overall market direction;.

                              o The model measures trends and attempts to predict which asset and style classes have the greatest potential for upward price movement;

                              o The Fund may invest in "growth" stocks, "value" stocks, and among various capitalization ranges and sectors of the economy;

                              o the Fund will sell a stock when the Fund's investment model indicates that other stocks offer better opportunities for capital appreciation.





THE PRINCIPAL RISKS OF
INVESTING IN THE FUND ARE:    o MANAGEMENT RISK - The portfolio managers have no
                                 previous experience managing the assets of a mutual fund, or of selecting individual stocks for their clients.
                              o  GENERAL RISK - There is no assurance that the
                                 Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund's investments will vary from day-to-day.
                              STOCK MARKET RISK- The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in valueThe stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for significant periods.

                              o COMPANY RISK - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund's portfolio managers may decline in value, thereby causing the Fund to decline in value.

                              o  SMALL-CAP RISK - The Fund may invest in
                                 companies that are considered to be small- cap (less than $3 billion in total market capitalization). Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth. Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.
                              STYLE RISK - The Fund may invest in "value" stocks or "growth" stocks. If the portfolio managers' perceptions of a style's potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.









--------------------------------------------------------------------------------

------------------------------------------- ------------------------------------

                    HOW HAVE THE FUNDS PERFORMED IN THE PAST?


THE BENDER GROWTH FUND:
The bar chart and table set out below help show the returns and risks of investing in the Bender Growth Fund. The bar chart shows changes in the yearly performance of the Fund's Class Y shares over the lifetime of the Fund. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.



PERFORMANCE BAR CHART FOR CLASS Y SHARES FOR CALENDAR YEARS ENDING ON
DECEMBER 31

GRAPH INFO HERE


                    1997           21.70%
                    1998           34.00%
                    1999          143.47%
                    2000          -10.78%
                    2001          -24.13%
                    2002          -35.93%

For the period January 1, 2003 through June 30, 2003 The Bender Growth Fund's Class Y return was _______%.


Best Quarter:  4th Qtr  1999        73.66%
Worst Quarter: 3rd Qtr  2001       (31.66%)

PERFORMANCE TABLE

                          Average Annual Total Returns
--------------------------------------------------------------------------------

                  (For the periods ending on December 31, 2002)




                                                             SINCE
                                              PAST         INCEPTION
                           PAST YEAR         5 YEARS       OF THE FUND(1)
                           ---------         --------      -----------


RETURN BEFORE TAXES

Class Y                    (35.93)%            7.19%           9.22%
Class A                    (39.51)%             N/A           30.07%
Class C                    (37.28)%           20.74%          20.24%



Return after taxes on


distributions(2) Class Y   (35.93)%            6.97%           9.04%


Return after taxes on
distributions and sale of

Fund shares(2) Class Y(3)  (22.06)%            5.92%           7.69%
--------------------------------------------------------------------------------

S&P 500(R)Index(4)         (21.97)%           (0.59)%          4.13%



--------------------------------------------------------------------------------



_________, 199_.


(2) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(3) In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(4) S&P 500(R)Index is an unmanaged index. Index returns assume reinvestment of dividends. Uunlike the Fund's returns, however, they do not reflect any fees or expenses.

THE MONTECITO FUND: Because this Fund commenced operations on April 14, 2002, and therefore does not have annual returns for a full calendar year, a bar chart and table reflecting prior performance history is not yet available.


                                FEES AND EXPENSES
This table describes the fees and expenses you may pay if you buy and hold shares of the Bender Growth Fund.


--------------------------------------------------------------------------------

Shareholder Fees:

(fees paid directly from your investment)      CLASS A      CLASS C      CLASS Y
--------------------------------------------------------------------------------


MAXIMUM SALES CHARGE (LOAD)

IMPOSED ON PURCHASES
(as a percentage of offering price)            5.75%           NONE        NONE


MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of redemption proceeds)       NONE            1.00%(1)    NONE


REDEMPTION FEE       (2)                       NONE            NONE        NONE



--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted
from Fund Assets)                           CLASS A         CLASS C      CLASS Y


--------------------------------------------------------------------------------

MANAGEMENT FEES (3)                            1.60%           2.07%       1.75%

--------------------------------------------------------------------------------


DISTRIBUTION & SERVICING

(12b-1) FEES (4)                               0.25%           1.00%       0.25%


--------------------------------------------------------------------------------

OTHER EXPENSES (5)                             0.00%           0.00%       0.00%

--------------------------------------------------------------------------------


TOTAL ANNUAL FUND OPERATING

EXPENSES                                       1.85%           3.07%       2.00%

--------------------------------------------------------------------------------


(1) Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year.

(2) Each Fund's custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.


(3) Management fees include separate fees for investment advisory services and for administrative and other services. Both fees are paid to the Fund Manager. For administrative services the Fund pays the Fund Manager the following fees:
1.10% annually on Class A shares; 2.00% annually on Class Y shares up to $2.5 million, then 1.10% annually on amounts above $2.5 million; and 2.00% annually on Class C shares up to $7.5 million, then 1.10% annually on amounts above $7.5 million. For advisory services, the Fund pays the Fund Manager 0.50% annually.

(4) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Fund's Manager is responsible for paying all the Fund's expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                             THE BENDER GROWTH FUND


                                1 YEAR        3 YEARS      5 YEARS      10 YEARS
                                -------       -------      --------     --------

           CLASS A              $  752         $1,123       $1,518       $2,619


           CLASSC               $  412         $1,050       $1,713       $3,485

           CLASS Y              $  203          $ 627       $1,078       $2,327



A MAXIMUM SALES CHARGE OF 5.75% IS INCLUDED IN THE CLASS A SHARE EXPENSE CALCULATIONS, AND A CONTINGENT DEFERRED SALES CHARGE OF 1.00% IS INCLUDED IN THE ONE-YEAR FEES FOR CLASS C SHARES.


This table describes the fees and expenses you may pay if you buy and hold shares of the Montecito Fund.

--------------------------------------------------------------------------------

SHAREHOLDER FEES:
(fees paid directly from you investment)
--------------------------------------------------------------------------------


MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(as a percentage of offering price)                            5.75%
--------------------------------------------------------------------------------


MAXIMUM DEFERRED SALES CHARGE (LOAD)
(as a percentage of redemption proceeds)                       NONE

--------------------------------------------------------------------------------
REDEMPTION FEES                                                NONE(1)
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES:
(expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
MANAGEMENT FEES (2)                                            0.94%

DISTRIBUTION (12b-1) FEES (3)                                  0.25%

OTHER EXPENSES (4)                                             0.00%

--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.19%
--------------------------------------------------------------------------------



(1) The Fund's custodian may charge a fee (currently [$10]) on amounts redeemed and sent to you by wire transfer.


(2) Management fees include a maximum fee of 0.30% for investment advisory services and 0.64% for administrative and other services. Both fees are paid to the Fund's Manager.

(3) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) The Fund's Manager is responsible for paying all the Fund's expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.



EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOUR INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:


                      1 YEAR        3 YEARS         5 YEARS         10 YEARS
                      --------      -------         -------         --------

                       $689          $931           $1,192           $1,935

A MAXIMUM SALES CHARGE OF 5.75% IS INCLUDED IN THE EXPENSE CALCULATIONS.

               ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The principal strategies and risks of each Fund are summarized in the "Basics About The Funs" section of this Prospectus. What follows is additional information you may wish to know concerning the strategies of each Fund and the risks of investing in each Fund.

CONVERTIBLE SECURITY RISK. The Bender Growth Fund may invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

FOREIGN SECURITY RISK. Each Fund may invest in foreign securities by investing in American Depositary Receipts. Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the portfolio manager considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

DEBT SECURITIES. Each Fund invests its excess cash in United States Government bonds, bills, and notes, corporate debt securities and money market instruments, and money market funds that invest in such instruments. Each of these types of securities is a debt instrument. The primary risks of debt instruments are interest rate risk and credit risk. As interest rates generally rise, the value of debt instruments generally falls. The longer a debt instrument has until it matures, the more severely its price will change when interest rates change. Also, the value of a debt instrument can change due to a change in the creditworthiness of the issuer. The less creditworthy the issuer, the less desirable the security, and the lower its value.

TEMPORARY DEFENSIVE POSITIONS. Under abnormal market or economic conditions, each Fund may adopt a temporary defensive investment position in the market. When the Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when a Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective and the Fund's performance may be negatively affected as a result.


INVESTMENT OBJECTIVE. The investment objective of the Montecito Fund may be changed without shareholder approval. The investment objective of the Bender Growth Fund may not be changed without shareholder approval.

                          INVESTMENT ADVISORY SERVICES


FUND MANAGER

SBG Capital Management, Inc., 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105, (the "Fund Manager") serves as investment adviser to the Funds. The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to individuals, trusts and institutions.


The Fund Manager has managed the Santa Barbara Group of Fund's day-to-day business affairs under the general supervision of the Board of Directors since the Bender Growth Fund's inception. For the fiscal year ended March 31, 2002, the Bender Growth Fund and the Montecito Fund paid the Fund Manager 0.50% and 0.30%, respectively, of their average daily net assets for its services as investment adviser.

John P. Odell and Steven W. Arnold are the portfolio managers of the Montecito Fund and have been responsible for the day-to-day management of the Fund since August 1, 2003. Mr. Odell and Mr. Arnold are the controlling shareholders and co-presidents of the Fund Manager, and Directors and officers of the Funds. They are also principals of Capital Research Brokerage Services, the Funds' underwriter, principals of Odell Investment Group LLC, an investment advisory firm, and co-owners of Capital Research and Consulting LLC, an investment advisory firm, and RBA Client Services, LLC, a marketing firm. Prior to August 1, 2003, the Montecito Fund was sub-advised by Ameristock Corporation, which received an annual fee from the Fund Manager equal to 0.25% of the Fund's average daily net assets up to $100 million and 0.20% above $100 million.

SUB-ADVISER-BENDER GROWTH FUND
The Fund Manager has entered into a Sub-Advisory Agreement with Robert Bender & Associates, Inc. ("Bender & Associates"), 245 South Los Robles Avenue, Suite 620, Pasadena, California 91011, to provide primary investment management services to the Bender Growth Fund. Bender & Associates was founded in 1972 and was subsequently incorporated in 1978. As of March 31, 2003, Bender & Associates managed assets of over $____ million for various institutional clients, including pension and profit sharing plans, foundations and companies, as well as high net worth individuals. For the fiscal year ended March 31, 2002, the Bender & Associates received a fee equal to ____% of the Bender Growth Fund's average daily net assets from the Fund Manager. Bender & Associates has been providing primary investment services to the Bender Growth Fund since the Fund's inception. Robert L. Bender and Reed G. Bender are the portfolio managers of the Bender Growth Fund.

Robert L. Bender is the President of Bender & Associates. After earning a Masters in Business Administration from the University of California at Los Angeles, Mr. Bender began his investment career with Douglas Aircraft Co. as a member of the treasury staff. Between 1966 and 1970, Mr. Bender was a portfolio manager with Pennsylvania Life and the Shamrock Fund. His last position before founding Bender & Associates was with BWA Inc. as portfolio manager from 1970 to 1972. In 1972, Mr. Bender formed his own capital management firm. He subsequently incorporated Bender & Associates in 1978.

Reed G. Bender is the Vice President of Bender & Associates. Reed Bender joined Robert Bender & Associates in 1990 and currently is responsible for research as well as portfolio management. He is a 1990 graduate of the University of the Pacific.

                           HOW TO BUY AND SELL SHARES

DETERMINATION OF SHARE PRICE
Shares of the Funds are offered at each share's public offering price ("POP"), which is net asset value ("NAV") plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund's adviser, subject to the review and supervision of the Board of Directors. Each Funds' per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.


VARIABLE PRICING SYSTEM-BENDER GROWTH FUND

The Bender Growth Fund offers three classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

CLASS A SHARES
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Bender Growth Fund and all shares of the Montecito Fund:

                        SALES CHARGE       SALES CHARGE
                         AS A % OF          AS A % OF              DEALER
AMOUNT INVESTED        OFFERING PRICE     AMOUNT INVESTED         REALLOWANCE

Under $25,000              5.75%                6.10%                5.00%
$25,000 to $49,999         5.25%                5.54%                4.50%
$50,000 to $99,999         4.75%                4.99%                4.00%
$100,000 to $249,999       3.75%                3.83%                3.00%
$250,000 to $499,999       2.50%                2.56%                2.00%
$500,000 to $999,999       2.00%                2.04%                1.50%
$1,000,000 and above       1.00%                1.02%                0.75%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firms (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with us. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Please see the Sub-Section entitled "Purchases through Financial Service Organizations" on page 12 of the Prospectus for additional information relating to purchases made through these types of entities.

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 ("CRBS"), the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer's concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

CLASS C SHARES
Class C Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

CLASS Y SHARES

Class Y Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class Y shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. These shares are only available to institutional investors, directors, officers and employees of the Fund, the Fund Manager, any sub-adviser and the Funds' underwriter, and private advisory clients of the Fund Manager and any sub-adviser.



FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS

When deciding which class of shares of the Bender Growth Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the "FEES AND EXPENSES" Section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.


DISTRIBUTION FEES
The Bender Growth Fund has adopted Distribution Plans ("12b-1 Plans") for each share class, pursuant to which the Fund pays the Fund Manager a monthly fee for shareholder servicing expenses of 0.25% per annum of the Funds' average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Funds' average daily net assets on their Class C shares. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Funds.

The Montecito Fund has adopted a 12b-1 Plan pursuant to which the Fund pays the Fund Manager a monthly fee of 0.25% per annum of the Fund's average daily net assets for distribution and shareholder servicing. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.


The 12b-1 Plans provide that the Funds may finance activities that are primarily intended to result in the sale of the Funds' shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting, to the Funds' transfer agent, computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Fund.


Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager, and such payments may exceed the expenses actually incurred.


You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

MINIMUM INVESTMENT AMOUNTS

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund's shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

                                   MINIMUM                      MINIMUM
                                 INVESTMENT                   SUBSEQUENT
                              TO OPEN ACCOUNT                INVESTMENTS


        Regular                     $2,500                     $1,000
        IRAs*                       $1,000                     $  100
        Coverdell ESAs              $  100                     $  100**



FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

                                  MINIMUM                       MINIMUM
                                 INVESTMENT                   SUBSEQUENT
                              TO OPEN ACCOUNT                 INVESTMENT


        Regular                     $2,500                $100 per month mum
        IRAs*                       $1,000                $100 per month
        Coverdell ESAs              $  100                $100**

*  Includes traditional IRAs, Roth IRAs and Simple IRAs.
** Up to a maximum of $2,000 per year.


OPENING AND ADDING TO YOUR ACCOUNT
You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Trust at 1-800-723-8637.


PURCHASE BY MAIL

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:
                    The Bender Growth Fund The Montecito Fund

           c/o Gemini Fund Services, LLC c/o Gemini Fund Services, LLC

           4020 South 147th Street 4020 South 147th Street

           Suite 2 Suite 2

           Omaha, NE 68137 Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the appropriate Fund and mail the check to the above-mentioned addresses. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE CHECK.


Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Funs' transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

WIRE TRANSFER PURCHASES

To make an initial purchase of shares by wire transfer, you need to take the following steps:


1. Fill out and mail or fax (402-963-9094) the Account Application to the Funds' transfer agent;
2.  Call 1-800-723-8637 to inform us that a wire is being sent;
3.  Obtain an account number from the transfer agent; and
4.  Ask your bank to wire funds to the account of:

For The Bender Growth Fund:                        For The Montecito Fund:
First National Bank of Omaha                       First National Bank of Omaha

ABA#: 104000016                                    ABA#: 104000016
For account number 11288743                        For account number 11288743
For the Bender Growth Fund Class___                For the Montecito Fund
(enter class)                                      FBO A/C (enter fund account
FBO A/C (enter fund account number)                number)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account and should indicate which Fund and which share class you wish to purchase. If you do not indicate which share class of the Bender Growth Fund you wish to purchase, Class A shares will be purchased for your account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above and be sure to include your account number, Fund and share class on the wire transfer instructions.


If you purchase Fund shares by wire, you must complete and file an Account Application with the transfer agent before any of the shares purchased can be redeemed. Either fill out and mail the Application included with this Prospectus, or call the transfer agent and they will send you an Application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.




PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS
You may purchase shares of each Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by each Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of each Fund (except for Class Y shares of the Bender Growth Fund) through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. Each Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Funds' transfer agent at 1-800-723-8637.


TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. Each Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.



MISCELLANEOUS PURCHASE INFORMATION

All applications to purchase shares of a Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. Each Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. Each Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders. If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that, if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.




HOW TO SELL (REDEEM) YOUR SHARES
You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL
Sale requests should be mailed via U.S. mail or overnight courier service to:


    The Bender Growth Fund                          The Montecito Fund
 C/0 Gemini Fund Services, LLC         OR        c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2               4020 South 147th Street, Suite 2
       Omaha, NE 68137                                 Omaha, NE 68137

The selling price of the shares being redeemed will be the applicable Fund's per share net asset value next calculated after receipt of all required documents in "good order," less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:


1.  Your account number;
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
3. The signatures of all account owners exactly as they are registered on the account;
4.  Any required signature guarantees; and
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

SIGNATURE GUARANTEES
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1. if you change the ownership on your account;

2. when you want the redemption proceeds sent to a different address than is registered on the account; 3. if the proceeds are to be made payable to someone other than the account's owner(s); 4. any redemption transmitted by federal wire transfer to your bank; and 5. if a change of address request has been received by the Funds or the transfer agent within 15 days prior to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in good order.


Signature guarantees are designed to protect both you and the Funds from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide signature guarantees). Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."



BY TELEPHONE

You may redeem your shares in each Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Funds or the transfer agent received a change of address request within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make a redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.



BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Funds' custodian charges a [$10] fee for outgoing wires.

REDEMPTION AT THE OPTION OF THE FUND
If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to each Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.



Each Fund realizes capital gains when it sells a security for more than it paid for it. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.


Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.



                               TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of each Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the appropriate Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.


Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.


A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in a Fund.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables below are intended to help you understand each Funds' financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the independent accounting firm of McCurdy & Associates CPA's, Inc. These financial highlights, along with other information concerning the Funds, are included in the Funds' annual report, which is available without charge upon request.






                                                                       Bender Growth Fund - Class A Shares
                                             ---------------------------------------------------------------------------------------

                                                                                                                For the Period
                                                Year Ended      Year Ended      Year Ended      Year Ended     October 1, 1998**
                                              March 31, 2003  March 31, 2002  March 31, 2001   March 31, 2000  to March 31, 1999
                                             -----------------------------------------------------------------------------------

Net Asset Value, Beginning of Period            $ 22.13          $ 22.16        $ 41.32          $ 15.44          $ 10.00
                                             ----------------------------------------------------------------------------
     Income From Investment Operations:
          Net investment loss                     (0.29)           (0.41)         (0.53)           (0.55)           (0.20)
          Net gain (loss) from securities
              (both realized and unrealized)      (6.48)            0.38         (18.63)           27.39             5.64
                                             --------------- ------------------------------------------------------------
              Total from investment operations    (6.77)           (0.03)        (19.16)           26.84             5.44
                                             ----------------------------------------------------------------------------

     Distributions to shareholders from
         net realized capital gains                --                --              --            (0.96)            --
                                             --------------- --------------------------------------------- --------------

Net Asset Value, End of Period                  $ 15.36          $ 22.13        $ 22.16          $ 41.32          $ 15.44
                                             ============================================================ ===============

Total Return (1)                                 (30.59)%          (0.14)%       (46.37)%        181.21%           54.40%

Ratios/Supplemental Data
     Net assets, end of period (in 000's)       $ 3,729          $ 6,991        $ 8,317          $ 5,341             $ 33
     Ratio of expenses to average
       net assets:
          Before expense reimbursement             1.85%            1.85%          1.85%            1.86%            1.82%(2)
          After expense reimbursement              1.85%            1.85%          1.85%            1.85%            1.82%(2)
     Ratio of net investment loss to
       average net assets:
           Before expense reimbursement           (1.75)%          (1.76)%        (1.53)%          (1.56)%          (3.85)(2)
           After expense reimbursement            (1.75)%          (1.76)%        (1.53)%          (1.55)%          (3.85)(2)
     Portfolio turnover rate                      19.36%           22.92%          0.82%            7.61%           24.91%


** The Bender Growth Fund - Class A Shares commenced operations on October 1,
   1998.
1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
2  Annualized







                                                                       Bender Growth Fund - Class Y Shares
                                                --------------------------------------------------------------------------------


                                                  Year Ended      Year Ended     Year Ended     Year Ended       Year Ended
                                                March 31, 2003  March 31, 2002  March 31, 2001 March 31, 2000  March 31, 1999
                                                --------------   ---------------------------------------------------------------

Net Asset Value, Beginning of Period              $    23.69     $    23.80     $    44.59     $    16.64     $   13.74
                                                  ----------     ----------     ----------     ----------     ---------
      Income From Investment Operations:
           Net investment loss                         (0.33)         (0.46)         (0.60)         (0.55)        (0.47)
           Net gain (loss) from securities
               (both realized and unrealized)          (6.95)          0.35         (20.19)         29.46          3.37
                                                  ----------     ----------     ----------     ----------     ---------
               Total from investment operations        (7.28)         (0.11)        (20.79)         28.91          2.90
                                                  ----------     ----------     ----------     ----------     ---------

      Distributions to shareholders from
          net realized capital gains                    --             --             --            (0.96)         --

                                                  ----------     ----------     ----------     ----------     ---------
Net Asset Value, End of Period                    $    16.41     $    23.69     $    23.80     $    44.59     $   16.64
                                                  ==========     ==========     ==========     ==========     =========

Total Return (1)                                      (30.73)%        (0.46)%       (46.62)%       180.55%        21.11%

Ratios/Supplemental Data
      Net assets, end of period (in 000's)        $   12,019     $   23,387     $   28,832     $   20,302     $   2,781
      Ratio of expenses to average net assets:
           Before expense reimbursement                 2.00%          1.93%          1.92%          2.22%         3.49%
           After expense reimbursement                  2.00%          1.93%          1.92%          2.13%         3.49%
      Ratio of net investment loss to average
         net assets:
            Before expense reimbursement               (1.90)%        (1.84)%        (1.60)%        (1.82)%       (4.74)%
            After expense reimbursement                (1.90)%        (1.84)%        (1.60)%        (1.73)%       (4.74)%
      Portfolio turnover rate                          19.36%         22.92%          0.82%          7.61%        24.91%


1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions. Total returns for periods less than one year are not annualized.






                                                                          Bender Growth Fund -Class C Shares
                                                    --------------------------------------------------------------------------------


                                                          Year Ended       Year Ended      Year Ended     Year Ended    Year Ended
                                                           March 31,         March 31,      March 31,       March 31,     March 31,
                                                             2003              2002           2001           2000          1999
                                                    -------------------- ------------------- ------------------- ------------------

Net Asset Value, Beginning of Period                        $    22.54     $    22.87     $    43.21     $    16.27     $   13.61
                                                            ----------     ----------     ----------     ----------     ---------
      Income From Investment Operations:
           Net investment loss                                   (0.50)         (0.67)         (0.93)         (0.73)        (0.55)
           Net gain (loss) from securities
               (both realized and unrealized)                    (6.60)          0.34         (19.41)         28.63          3.21
                                                            ----------     ----------     ----------     ----------     ---------
               Total from investment operations                  (7.10)         (0.33)        (20.34)         27.90          2.66
                                                            ----------     ----------     ----------     ----------     ---------

      Distributions to shareholders from
          net realized capital gains                           --             --             --               (0.96)      --

                                                            ----------     ----------     ----------     ----------     ---------
Net Asset Value, End of Period                              $    15.44     $    22.54     $    22.87     $    43.21     $   16.27
                                                            ==========     ==========     ==========     ==========     =========

Total Return (1)                                                (31.50)%        (1.44)%       (47.07)%       178.39%        19.54%

Ratios/Supplemental Data
      Net assets, end of period (in 000's)                  $   12,040     $   21,416     $   22,159     $   34,556     $   8,743
      Ratio of expenses to average net assets:
           Before expense reimbursement                           3.07%          2.89%          2.80%          3.09%         4.23%
           After expense reimbursement                            3.07%          2.89%          2.80%          2.98%         4.23%
      Ratio of net investment loss to
        average net assets:
            Before expense reimbursement                         (2.97)%        (2.80)%        (2.48)%        (2.67)%       (5.49)%
            After expense reimbursement                          (2.97)%        (2.80)%        (2.48)%        (2.56)%       (5.49)%
      Portfolio turnover rate                                    19.36%         22.92%          0.82%          7.61%        24.91%


1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.




                                                              Montecito Fund
                                                            -------------------

                                                              For the Period
                                                            April 15, 2002** to
                                                               March 31, 2003
                                                            -------------------

Net Asset Value, Beginning of Period                                $ 10.00
                                                                    -------
      Income From Investment Operations:
           Net investment income                                       0.11
           Net gain (loss) from securities
               (both realized and unrealized)                         (2.34)
                                                                    -------
               Total from investment operations                       (2.23)
                                                                    -------

      Distributions to shareholders from
          net investment income                                       (0.08)
                                                                    -------

Net Asset Value, End of Period                                      $  7.69
                                                                    =======

Total Return (1)                                                     (22.35)%

Ratios/Supplemental Data
      Net assets, end of period (in 000's)                          $   169
      Ratio of expenses to average net assets:
           Before expense reimbursement                                1.19%(2)
           After expense reimbursement                                 1.19%(2)
      Ratio of net investment income to average net assets:
            Before expense reimbursement                               1.29%(2)
            After expense reimbursement                                1.29%(2)
      Portfolio turnover rate                                          0.28%


** The Montecito Fund commenced operations on April 15, 2002.
1 Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
2  Annualized.

                                PRIVACY STATEMENT
--------------------------------------------------------------------------------

             (This Statement is separate from the Fund's prospectus)


AT THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC., WE RECOGNIZE AND RESPECT THE PRIVACY OF EACH OF OUR INVESTORS AND THEIR EXPECTATIONS FOR CONFIDENTIALITY. THE PROTECTION OF INVESTOR INFORMATION IS OF FUNDAMENTAL IMPORTANCE IN OUR OPERATION AND WE TAKE SERIOUSLY OUR RESPONSIBILITY TO PROTECT PERSONAL INFORMATION. WE COLLECT, RETAIN AND USE INFORMATION THAT ASSISTS US IN PROVIDING THE BEST SERVICE POSSIBLE. THIS INFORMATION COMES FROM THE FOLLOWING SOURCES:


o ACCOUNT APPLICATIONS AND OTHER REQUIRED FORMS, o WRITTEN, ORAL, ELECTRONIC OR TELEPHONIC COMMUNICATIONS AND o TRANSACTION HISTORY FROM YOUR ACCOUNT.

WE ONLY DISCLOSE PERSONAL NONPUBLIC INFORMATION TO THIRD PARTIES AS NECESSARY AND AS PERMITTED BY LAW.

WE RESTRICT ACCESS TO PERSONAL NONPUBLIC INFORMATION TO EMPLOYEES, AFFILIATES AND SERVICES PROVIDERS INVOLVED IN SERVICING OUR ACCOUNT. WE REQUIRE THAT THESE ENTITIES LIMIT THE USE OF THE INFORMATION PROVIDED TO THE PURPOSES FOR WHICH IT WAS DISCLOSED AND AS PERMITTED BY LAW.

WE MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS THAT COMPLY WITH FEDERAL STANDARDS TO GUARD NONPUBLIC PERSONAL INFORMATION OF OUR INVESTORS.

                              FOR MORE INFORMATION


Additional information about the Funds is available in the Annual Report to shareholders dated March 31, 2003. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal year. The Annual Report is available without charge by calling the Funds. You may also get additional information concerning the Funds from the sources listed below:

STATEMENT OF ADDITIONAL INFORMATION (SAI)- The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated August 1, 2003, has been filed with the SEC and is incorporated by reference into this prospectus. To request a free copy of the SAI, or the Fundss latest Annual Report, please contact the Funds at:



                     The Santa Barbara Group of Mutual Funds
                          c/o Gemini Fund Services, LLC
                             4020 South 147th Street
                                     Suite 2
                                 Omaha, NE 68137

You may find additional information about the Bender Growth Fund at WWW.ROBERTBENDER.COM.


A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC's EDGAR database at the SEC's web site (WWW.SEC.GOV ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



                             THE BENDER GROWTH FUND
                               THE MONTECITO FUND

                          C/o Gemini Fund Services, LLC
                             4020 South 147th Street
                                     Suite 2
                                 Omaha NE 68137

                      Investment Company Act No. 811-07414

                       STATEMENT OF ADDITIONAL INFORMATION


                              Dated August 1, 2003


                               BENDER GROWTH FUND
                                       AND
                                 MONTECITO FUND

                                Both A Series of
                  The Santa Barbara Group Of Mutual Funds, Inc.

                      107 South Fair Oaks, Blvd., Suite 315
                           Pasadena, California 91105
                                 1-800-723-8637



THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE BENDER GROWTH FUND AND THE MONTECITO FUND DATED AUGUST 1, 2003. YOU MAY OBTAIN A COPY OF THE PROSPECTUS, FREE OF CHARGE, BY WRITING TO THE SANTA BARBARA GROUP OF MUTUAL FUNDS, C/O GEMINI FUND SERVICES, LLC, 4020 SOUTH 147TH STREET, SUITE 2, OMAHA, NE 68137 OR BY CALLING 1-800-723-8637.



The current Prospectus for the Bender Growth Fund and the Montecito Fund is incorporated herein by reference for all purposes, and all defined terms contained in the Prospectus have the same meanings and are used in this SAI for the same purposes.

                                TABLE OF CONTENTS



About the Funds                                                                3


Investment Policies                                                            4

Investment Restrictions                                                        7

Fund Manager and Investment Adviser                                           11

Directors and Officers                                                        15

Compensation of Directors                                                     17

Control Persons and Principal Holders of the Fund                             18

Performance Information                                                       19

Purchasing and Redeeming Shares                                               21

Tax Information                                                               22

Custodian                                                                     24

Transfer Agent                                                                25

Administration                                                                26

Brokerage Allocation and Portfolio Transactions                               27

Distributor                                                                   28

Independent Auditors                                                          29

Legal Counsel                                                                 30

Distribution Plans                                                            31

Financial Statements                                                          33

                                 ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), an open-end investment management company, currently comprised of The Bender Growth Fund and The Montecito Fund (each a"Fund," together the "Funds") was incorporated in Maryland on December 30, 1992. The affairs of the Company are managed by the Company's Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund, including agreements with each Fund's custodian, transfer agent, investment adviser and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable.


The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund). Currently, two series being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.


According to the law of Maryland under which the Company is incorporated and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 ("1940 Act"). Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

Pursuant to Rule 17j-1 under the 1940 Act, as amended (the "1940 Act"), the Company, each investment adviser to the Funds, and the Funds' principal underwriter have each adopted a Code of Ethics which governs certain personal investment activities of person having access to investment information of the Funds. The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests. You may obtain a copy of the Code from the Securities and Exchange Commission.


                               INVESTMENT POLICIES


Each Fund's investment objective and the manner in which each Fund pursues its investment objectives are generally discussed in the Prospectus. This Section provides additional information concerning the Funds' investments and their investment restrictions.


Each Fund is a diversified Fund, meaning that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. Each Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock. The Funds may also invest in a variety of other securities.

The Bender Growth Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. As used in this SAI and the Prospectus, a "majority of the Fund's outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Montecito Fund's investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor's Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

Each Fund may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of their total assets at the time of such borrowing for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests. The Funds will not purchase portfolio securities while borrowings exceed 5% of the Funds' total assets. This borrowing may be unsecured. The1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300%asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase of decrease in the market value of the Funds.
Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.

                             INVESTMENT RESTRICTIONS

The Bender Growth Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. The Fund may not:

1. make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

2. invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3. borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause
        (i)) not exceeding 33 1/3% of its total assets;

4. pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;

5. make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Bender Growth Fund, which may be changed by the Board of Directors, provide that the Fund may not:


1. invest in securities issued by an investment company; except that the Fund may invest in money market funds in accordance with the requirements of the 1940 Act, as amended;


2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

4. Invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Montecito Fund may not:

1. make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2. invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3. borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.      make loans to other persons, except (a) by loaning portfolio securitis,
        (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

5. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

7. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3. mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

                       FUND MANAGER AND INVESTMENT ADVISER



SBG Capital Management, Inc. (the "Fund Manager") is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission. The Fund Manager manages the general business affairs of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the Bender Growth Fund, and dated April 1, 2002 for the Montecito Fund (the "Advisor Agreements"). John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as Directors of the Company. Accordingly, each of those persons is considered an "affiliated person" of the Company, as that term is defined in the 1940 Act.

Under the Advisor Agreement for the Bender Growth Fund, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the Fund's net assets. For its fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid $$366,746, $298,391 and $168,145, respectively, in advisory fees to the Fund Manager.

Under the Advisor Agreement for the Montecito Fund, the Fund Manager is paid a monthly fee at an annual rate of [0.30% of the first $100 million of the Fund's average daily net assets, and 0.25% on average daily net assets in excess of $100 million.] For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003, the Montecito Fund paid $500 in advisory fees to the Fund Manager.

Under the terms of the Advisor Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Fund Manager, subject to review by the Board of Directors.

Each Advisor Agreement provide that the Fund Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Fund Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisor Agreement.

Each Advisor Agreement has an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:


     (a) by the vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
     (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.


Each Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Fund Manager, with the approval of the Board and the Fund's shareholders, has retained Robert Bender & Associates, Inc. ("Bender & Associates") , to provide day-to-day investment management services to the Bender Growth Fund pursuant to a Sub-Advisor Agreement dated September 30, 1998. Bender & Associates was founded in 1972, incorporated in December, 1978, and Robert L. Bender is the controlling shareholder.

Pursuant to the Sub-Advisor Agreement, Bender & Associates is entitled to receive a monthly at an annual rate of 0.40% of the Fund's average daily net assets from the Fund Manager. Bender & Associates has agreed that no monthly fees will be paid to Bender & Associates for the first $10 million in average daily net assets. For the fiscal years ended March 31, 2001, 2002 and 2003, Bender & Associates received $__________, $190,975 and $------------, respectively from the Fund Manager. For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003, Ameristock Corporation, which was the sub-adviser to the Montecito Fund from inception until ---------, 2003, received $--------- from the Fund Manager.


The Sub-Advisor Agreement provides that the investment adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisor Agreement, except by reason of the sub-adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisor Agreement.

The Sub-Advisor Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:


     (c) by the vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
     (d) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.


The Sub-Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreements for both Funds, and the Sub-Advisor Agreement for the Bender Growth Fund, were renewed by the Board, , at a meeting held on May 28, 2003. In determining whether to renew the Agreements, the Directors reviewed reports regarding the performance of each Fund as compared to various benchmark indexes , for various periods ended March 31, 2003, and the annualized total returns since the inception of each Fund. The Directors also reviewed the performance and expense ratios of the Funds as compared to other mutual funds of similar size and investment strategy. Mr. Reed Bender discussed with the Directors the nature and quality of the services provided by Bender & Associates. He discussed the recent performance of the Bender Growth Fund. He also reviewed the personnel and financial condition of Bender & Associates. Mr. Arnold and Mr. Odell, representing the Fund Manager, reviewed the expense ratio of the Funds. Mr. Odellreviewed the personnel and financial condition of the Fund Manager. Mr. Arnold discussed the planned resignation of Ameristock Corporation and the Fund Manager's intention to assume portfolio management duties. He described the Fund Manager's investments philosophy and how he and Mr. Odell plan to select stocks for the Montecito Fund Both the Fund Manager and Bender & Associates provided certifications to the Board of Directors regarding their respective compliance with the Code of Ethics and Rule 17j-1 of the 1940 Act. Based upon the information provided, it was the Board's' consensus that the fees to be paid to the Fund Manager were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and the renewal of the Agreements was in the best interest of the Fund's shareholders.

Operating Services Agreement.


The Company has also entered into an Operating Services Agreement with the Fund Manager ("Services Agreement") dated September 30, 1998, and amended April 1, 2002. Under the terms of the Services Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to;


1. accounting                                6. custodial
2. administrative                            7. fund share distribution
3. legal                                     8. shareholder reporting
4. dividend disbursing and transfer agent    9. sub-accounting, and
5. registrar                                10. record keeping services


Under the Services Agreement, the Fund Manager may, with the Company's permission, employ third parties to assist it in performing the various services required of the Funds. The Fund Manager is responsible for compensating such parties.

Under the Services Agreement, for administrative services rendered to the Bender Growth Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million. For its fiscal years ended March 31, 2001, 2002 and 2003, the Bender Growth Fund paid the Fund Manager service fees of $896,872, $746,459 and $459,917, respectively. Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually on net assets. For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003, the Montecito Fund paid the Fund Manager a service fee of $1,063.

                             DIRECTORS AND OFFICERS


The Board of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below.

                                                                                        NUMBER OF PORTFOLIOS
NAME, ADDRESS AND AGE    POSITION(S) HELD   TERM OF OFFICE   PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX        OTHER DIRECTORSHIPS
                          WITH THE FUND     AND LENGTH OF    DURING PAST 5 YEARS        OVERSEEN BY DIRECTOR      HELD BY DIRECTOR
                                            TIME SERVED
DISINTERESTED TRUSTEES:
Harvey A. Marsh, 64         Director         Since 1998      Chief Financial Officer           2                Director - Golden
107 South Fair Oaks                                          for Golden Systems,                                Systems, Inc. (4/98
Avenue, Suite 315                                            Inc. (1998-2001);                                  - 7/01)
Pasadena, CA 91105                                           Self-employed Financial
                                                             Consultant (1996-1998;
                                                             2001-present);
                                                             Certified Public
                                                             Accountant

                                                             Self-employed Attorney
Wayne Fredric Turkheimer,   Director        Since 2002       since 1986 specializing
50                                                           in General Business,
107 South Fair Oaks                                          Probate and Estate law.                            N/A
Avenue, Suite 315                                                                              2
Pasadena, CA 91105
                                                             Attorney and Adjunct              2                Director - First
                                                             Professor, Colorado                                State Bank of Fort
                                                             State University, Dept.                            Collins (1997-
Glory Isham Burns, 50       Director        Since 1998       of Finance & Real                                  present)
107 South Fair Oaks                                          Estate (1991-present)
Avenue, Suite 315
Pasadena, CA 91105                                           Catholic Priest, Pastor
                                                             of St. Robert
                                                             Bellarmine Catholic
Lawrence Christopher        Director        Since 2000       Church since 2002;                2                N/A
Signey, 41                                                   Associate Pastor of St.
107 South Fair Oaks                                          Bede the Venerable
Avenue, Suite 315                                            (1993-2002)
Pasadena, CA 91105





                                      -9-









INTERESTED TRUSTEES:
Steven W. Arnold, 47        Co-Chairman of  Since 1996       SBG Capital Management,           2                Odell Investment
107 South Fair Oaks         the Board;                       Inc. - Marketing                                   Group; IMS Marketing
Avenue, Suite 315           Treasurer and                    Manager, Co-President                              Services
Pasadena, CA 91105          Co-President of                  and controlling
                            the Fund                         shareholder

John P. Odell, 37           Co-Chairman of  Since 1998       SBG Capital Management,           2                 N/A          N/A
107 South Fair Oaks         the Board; Co-                   Inc. - Marketing
Avenue, Suite 315           President of                     Manager, Co-President
Pasadena, CA 91105          the Funds                        and controlling
                                                             shareholder

Robert L. Bender, 65        Director        Since 1996       Robert L. Bender &                2                N/A
107 South Fair Oaks                                          Associates, Inc. -
Avenue, Suite 315                                            President (1972-present)
Pasadena, CA 91105







Each Independent Director receives a fee of $500 for each meeting attended. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds. The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2003.


                              Compensation from                                       Total Compensation Paid
         Name of Director        Fund Complex     Pension Benefits  Annual Benefits         to Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


           Harvey Marsh              TBD               $0.00             $0.00                  TBD

         Wayne Turkheimer            TBD               $0.00             $0.00                  TBD

            Glory Burns              TBD               $0.00             $0.00                  TBD

        Lawrence C. Signey           TBD               $0.00             $0.00                  TBD

The Company's audit committee consists of Harvey Marsh, Wayne Turkheimer, Glory Burns and Lawrence C. Signey. The audit committee is responsible for overseeing each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors. The audit committee held [TBD] during the fiscal year ended March 31, 2003.
[fix tble for both funds.}]
The following table provides information regarding shares of the Bender Growth Fund owned by each Director as of December 31, 2003.


                                 DOLLAR RANGE OF FUND SHARES

                     DIRECTOR
                     Harvey Marsh                             TBD
                     Wayne Turkheimer                         TBD
                     Glory Burns                              TBD
                     Lawrence C. Signey                       TBD

                CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND


As of March 31, 2003, there were no Control Persons (as defined in the 1940Act) of the Funds. [TBD]

As of March 31, 2003, the following persons owned, beneficially or of record, 5% or more of a class of shares of the Bender Growth Fund.


 Name of Shareholder   Share Class Owned   % Of Share Class Owned    % Of Total Fund Shares Owned
--------------------------------------------------------------------------------------------------


                   TBD

                   TBD


As of March 31, 2003, the following persons owned, beneficially or of record, 5% or more of the shares of the Montecito Fund.

           Name of Shareholder                  % of Fund Owned

--------------------------------------- ------------------------------


                   TBD

                   TBD

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.


                             PERFORMANCE INFORMATION

Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)n=ERV

Where:       P       =    a hypothetical $1,000
             T       =    average annual total return
             n       =    number of years
           ERV       =    ending redeemable value at the end of the applicable
                          period of the hypothetical $1,000 investment
                              made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

         P(1+T)n=ATVD

Where:     P    =   a hypothetical $1,000 initial investment
           T    =   average annual total return (after taxes on distributions)
           N    =   number of years
         ATVD       ending value at the end of the applicable period of the
                    hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

            P(1+T)n=ATVDR

Where:      P       =   a hypothetical $1,000 initial investment
            T       =   average annual total return (after taxes on
                        distributions and redemption)
            n       =   number of years
        ATVDR           ending value at the end of the applicable period of the
                        hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.


The following table provides information regarding the Bender Growth Fund's Class Y performance for the fiscal periods ended March 31, 2003:

                                                              Since Inception
                                1 Year        5 Years            12/10/96

Average Annual Total Return

                                (30.73)       4.57                 8.96

Average Annual Total Return
After Taxes on Distributions

                                (30.73)       4.35                 8.78

Average Annual Total Return
After Taxes on Distributions

and Redemptions (18.87) 3.83 7.48 A Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.


In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds are contained in the Prospectus.


Neither Fund will issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.


Redemptions will be made at net asset value. Each Funds' net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of each of the Funds, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share prices or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

                                 TAX INFORMATION

The Funds intend to qualify as a regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to their business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to Federal income tax on the income so distributed. However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Fund.

Dividends. A portion of each of the Funds' income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of either of the Funds, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

                                    CUSTODIAN


 The Bank of New York, ("BNY"), 100 Church Street, New York, NY 10286, acts as custodian for the Funds. As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.


                                 TRANSFER AGENT


[Gemini Fund Services, LLC ("GFS"), 150 Motor Parkway, Hauppauge, NY 11788, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund Manager dated May 17, 2000. [Under Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Prior to October 1, 2000, Declaration Services Company ("DSC") acted as the Fund's transfer, dividend disbursing and shareholder servicing agent. For the fiscal year ended March 31, 2001, the Fund Manager was responsible for paying servicing fees to DSC and GFS, respectively. For the fiscal years ended March 31, 2002 and 2003, the Fund Manager was responsible for paying servicing fees to GFS. For its fiscal years ended on March 31, 2001, 2002, and 2003 the Fund Manager paid $ , $ and $ , respectively in transfer agent fees.


                                 ADMINISTRATION


GFS also acts as administrator to the Funds pursuant to a written agreement with the Fund Manager. GFS supervises all administrative aspects of the operations of the Funds except those performed by the Fund Manager. As administrator, GFS is responsible for:

           (1) calculating each Fund's net asset value;
           (2) preparing and maintaining the books and accounts specified in Rule 1a-1 and 31a-2 of the 1940 Act;
           (3) preparing financial statements contained in reports to stockholders of the Funds;
           (4) preparing the Funds' federal and state tax returns;
           (5) preparing reports and filings with the Securities and Exchange Commission;
           (6) preparing filings with state Blue Sky authorities; and
           (7) maintaining each Fund's financial accounts and records.

For the services to be rendered as administrator, the Fund Manager pays GFS an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month. For the fiscal year ended March 31, 2003, the Fund Manager paid all fees charged by GFS for these services.


                 BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS


Subject to policies established by the Board of Directors of the Funds, the investment adviser to each Fund is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the investment adviser seeks to obtain the best price and execution for its transactions. While the investment adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the investment adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the investment adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the investment adviser under the Sub-Advisory Agreement and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the investment adviser, the investment adviser has advised that such information is, in its opinion, only supplementary to the investment adviser's own research activities and the information must still be analyzed, weighed and reviewed by the investment adviser. During the fiscal years ended March 31, 2001, 2002 and 2003, the Bender Growth Fund paid brokerage commissions of $___________, $48,484 and $53,086, respectively. For the fiscal period ended March 31, 2003, the Montecito Fund paid brokerage commissions of $164.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or Bender & Associates. The investment adviser may take into account the sale of Fund shares by a broker in allocating brokerage transactions. It is anticipated that neither Fund's annual portfolio turnover rates will exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.

                                   DISTRIBUTOR


Capital Research Brokerage Services, LLC ("CRBS") located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, acts as principal underwriter for the Funds. The purpose of acting as an underwriter is to facilitate the registration of each Fund's shares under state securities laws and to assist in the sale of shares. CRBS is compensated by the Fund Manager for its services to each Fund under a written agreement for such services. [For the fiscal year ended March 31, 2003, CRBS received $5,682 and $219 from the Fund Manager for underwriting services provided to the Bender Growth Fund and the Montecito Fund, respectively. [Chart required by item 20 of form N-1A to be supplied.]


                              INDEPENDENT AUDITORS


McCurdy & Associates CPA's, Inc. 27955 Clemens Road, Westlake Ohio, 44145l serves as the Company's independent auditors and audited the Funds' financial statements for its fiscal year ending on March 31, 2003 and has been selected to again serve in that capacity for the Funds' fiscal year ending March 31, 2004.



                               DISTRIBUTION PLANS


As noted in the Funds' Prospectus, the Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby each of the Funds pays 0.25% per annum of that Fund's average daily net assets for each of its share classes, and, in the case of the Bender Growth Fund, an additional 0.75% per annum of that Fund's average daily net assets for its Class C shares, to the Fund Manager, Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of that Fund's shares. The fees are paid on a quarterly basis, based on each Fund's average daily net assets attributable to the applicable class of shares.


Pursuant to the Plans, the Fund Manager is entitled to a fee each month for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager without any additional payments by the Funds. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that each Fund, the Fund Manager, or other parties on behalf of either of the Funds, or the Fund Manager make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).


The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Funds to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Funds' shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of each of the Fund. The Board of Directors, including the non- interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.


The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of each of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                              FINANCIAL STATEMENTS


The financial statements of the Funds' are incorporated herein by reference to the audited annual report of the Fund, dated March 31, 2003. The Company will provide the Annual Report without charge at written request or request by telephone.

                                     PART C
                                OTHER INFORMATION

ITEM 23  EXHIBITS


(a)     Articles of Incorporation.          Articles of Incorporation are
                                            incorporated by reference to Initial
                                            Registration Statement, filed on
                                            December 30, 1992.
                                            FORM OF ARTICLES SUPPLEMENTARY IN
                                            RESPECT TO THE MONTECITO FUND- ARE
                                            INCORPORATED BY REFERENCE TO
                                            POST-EFFECTIVE AMENDMENT NO.
                                            12, FILED ON MAY 31, 2002

(b)     Bylaws of Registrant                Incorporated by reference from
                                            Initial Registration Statement,
                                            filed on December 30, 1992.

(c)     Instruments Defining                None.
        Rights of Shareholders

(d)     Investment Advisory Agreements-
        (1) Investment Advisory and

           Sub Advisory Agreement           Investment Advisory and Sub Advisory
           For the Bender Growth Fund       Agreements for the Bender Growth
                                            Fund are incorporated by reference
                                            from Definitive Proxy, filed on
                                            September 1,




(2)     Investment Advisor and
        Sub-Advisory Agreements             Investment
        for the Montecito Fund              Advisory and Sub Advisory
                                            Agreements for the Montecito
                                            Fund are incorporated by
                                            reference from
                                            Post-Effective Amendment
                                            #11, filed on

                                            April 5, 2002

(1)     (e)  Underwriting Contracts         Incorporated by referenceto
                                            Definitive Proxy, filed on September
                                            1, 1998.


(f)  Bonus or Profit-Sharing
      Contracts                             None


(g)  Custodian Agreement                    Incorporated by reference
                                            Pre-Effective Amendment No. 4, filed
                                            on October 4, 1996.


(h)  Other Material Contracts

    (1) Operating Services Agreement        Incorporated by reference to Post-
                                            Effective Amendment No. 12, filed
                                            on May 31, 2002.

    (2
(i)  Opinion of Counsel

           (1) Opinion and Consent          Incorporated by reference to
                                            Post-Effective Amendment No. 10
                                            filed on January 22, 2002 (2) \
                                            Consent Filed herewith.

(j)     Other Opinions                      Consent of Auditors is filed
                                            herewith.

(k)     Omitted Financial Statements        None


(l)  Initial Capital Agreements             Incorporated by reference to
                                            Pre-Effective Amendment No. 4, filed
                                            on October 4, 1996.


(m)     Rule 12b-1 Plans

        (1) Bender Growth Fund              Bender Growth Fund Plan is
                                            incorporated by reference to
                                            Definitive Proxy, filed on September
                                            1, 1998.
        (2) Montecito Fund                  Montecito Fund Plan is incorporated
                                            by reference to Post-Effective
                                            Amendment No. 11, filed on April 5,
                                            2002.


(]


(n)  Rule 18f-3 Plan                        Incorporated by reference to
                                            Pre-Effective Amendment No. 4, filed
                                            on October 4, 1996.

(o)  Reserved

(p)  Code of Ethics                         Incorporated by reference to
                                            Post-effective amendment No. 12,
                                            filed on May 31, 2002.


ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is directly or indirectly controlled by, or under common control with the Registrant.

ITEM 25 INDEMNIFICATION.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser has no other business or other connections.

ITEM 27 PRINCIPAL UNDERWRITERS.


(a) Capital Research Brokerage Services, LLC ("CRBS") located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, serves as principal underwriter to no other investment company.
(b) Information with respect to each member and officer of CRBS Information is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Acto of 1934 (file No. 8-40823)


ITEM 28 LOCATION OF ACCOUNTS AND RECORDS.

Capital Research Brokerage Services, LLC 107 South Fair Oaks Avenue, #315 Pasadena, CA 91105.


Gemini Fund Services, LLC
4020 South 147th St., Suite #2
Omaha, NE 38137

SBG Capital Management, Inc.
107 South Fair Oaks, Blvd., Suite 315
Pasadena, NC  91105

ITEM 29 MANAGEMENT SERVICES.


None.



ITEM 30 UNDERTAKINGS.

None.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pasadena and State of California on the _____2nd day of ________June, 2003.


FOR THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
(REGISTRANT)


/S/ STEVEN W. ARNOLD                               /S/ JOHN P. ODELL
-------------------------------                    -----------------------------
By:  Steven W. Arnold                              By:  John P. Odell
Co-President and Co-Chairman                       Co-President and Co-Chairman

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME                              TITLE                         DATE
--------------------------------------------------------------------------------




/S/ STEVEN W. ARNOLD           Co-President,                 June 2, 2003
---------------------

STEVEN W. ARNOLD               Co-Chairman, Director
                               Treasurer




/S/ JOHN P. ODELL              Co-President,                 June 2, 2003
---------------------
JOHN P. ODELL                  Co-Chairman, Director



/S/ ROBERT L. BENDER           Director                      June 2, 2003
---------------------
ROBERT L. BENDER



                               Director                      June 2, 2003
---------------------

HARVEY MARSH




/S/ WAYNE TURKHEIMER           Director                      June 2, 2003
---------------------

WAYNE TURKHEIMER




                               Director                      June 2, 2003
---------------------

GLORY BURNS




                               Director                    June 2, 2003
-------------------------------

LAWRENCE CHRISTOPHER SIGNEY